Exhibit 99.1

NEWS RELEASE

	Contacts:	Select Water Solutions
Garrett Williams – VP, Corporate Finance & Investor Relations
(713) 296-1010
FOR IMMEDIATE RELEASE		IR@selectwater.com

Dennard Lascar Investor Relations
Ken Dennard / Natalie Hairston
(713) 529-6600
WTTR@dennardlascar.com

Select Water Solutions Announces Closing of Pilot Water Solutions Acquisition

Gainesville, TX – November 2, 2026 – Select Water Solutions, Inc. (NYSE: WTTR) (“Select,” the “Company,” “we” or “us”) announced today that it has closed the previously announced acquisition of Pilot Water Solutions LLC (“Pilot Water”), a leading, private water midstream company with primary operations in the Delaware Basin.

John Schmitz, Chairman of the Board, President and CEO, stated, “We are excited to announce the completion of our acquisition of Pilot Water Solutions and to welcome the Pilot Water employees to the Select family. The addition of Pilot Water enhances our position as one of the leading water midstream providers in the Delaware Basin, and further strengthens Select’s unique ability to manage the industry’s growing produced water volumes with comprehensive solutions. Pilot Water’s sizable contractual revenue, minimum volume commitments, and its significant operational and undeveloped capacity, complements Select’s extensive acreage dedications and enables future growth and produced water volume capture. We look forward to integrating our industry leading recycling business and pro forma scaled disposal platform in the Delaware Basin to more efficiently address the basin's full life-cycle water needs and to unlock value and cost savings for our customers.”

Under the terms of the transaction, a subsidiary of Select acquired Pilot Water on a debt-free basis for aggregate consideration of approximately $700 million, including approximately $600 million of cash paid at closing (subject to customary post-closing adjustments) and 5,149,331 shares of Class A common stock of Select. Additionally, one of the sellers has a right to an additional $15 million contingent payment, payable upon the satisfaction of certain operational milestones expected in early 2027. The purchase agreement also provides that such seller will receive a true-up payment, payable in cash, if the 30-day volume-weighted average price of Select’s Class A common stock as of the trading day immediately prior to the six-month anniversary of the closing date is lower than the 30-day volume-weighted average price immediately prior to the closing date.

In connection with the closing of the Pilot Water acquisition, Select’s new credit agreement, which provides for a $500 million revolving credit facility, became effective, and Select’s previous sustainability-linked senior secured credit facility was terminated.

About Select Water Solutions, Inc.

Select is a leading provider of sustainable water and chemical solutions to the energy industry. These solutions are supported by the Company’s critical water infrastructure assets, chemical manufacturing and water treatment and recycling capabilities. As a leader in sustainable water and chemical solutions, Select places the utmost importance on safe, environmentally responsible management of water throughout the lifecycle of a well. Additionally, Select believes that responsibly managing water resources throughout its operations to help conserve and protect the environment is paramount to the Company’s continued success. For more information, please visit Select’s website, https://www.selectwater.com.

Cautionary Statement Regarding Forward-Looking Statements

All statements in this communication other than statements of historical facts are forward-looking statements which contain our current expectations about our future results. We have attempted to identify any forward-looking statements by using words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “preliminary,” “project,” “see,” “should,” “will,” and other similar expressions. Examples of forward-looking statements include, but are not limited to, the expectations of plans, business strategies, objectives and growth, projected financial results and future financial and operational performance of the Company and of Pilot Water, expected synergies, expected pro forma leverage and profitability mix, contingent consideration, expected capital expenditures, our share repurchase program and future dividends. Although we believe that the expectations reflected, and the assumptions or bases underlying our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial positions to differ materially from those included within or implied by such forward-looking statements. These risks and uncertainties include the risk that the benefits contemplated from the Pilot Water acquisition may not be realized, the ability of Select to successfully integrate Pilot Water’s operations, including employees, and realize anticipated synergies and cost savings and the potential impact of the Pilot Water acquisition on relationships, including with employees, suppliers, customers, competitors and creditors and the risk that Pilot Water’s projected financial and operational results may not be achieved. Factors that could materially impact such forward-looking statements include, but are not limited to: global economic distress, including that resulting from the sustained Russia-Ukraine war and related economic sanctions, instability and continued hostilities in the Middle East and elsewhere, including military conflict involving Iran, instability in Venezuela, economic uncertainty as a result of changing trade policies, disruptions in global oil and gas markets and inflation and elevated interest rates, each of which may decrease demand for oil and natural gas or contribute to volatility in the prices for oil and natural gas, which may decrease demand for our services; the ability to source certain raw materials and other critical components or manufactured products globally on a timely basis from economically advantaged sources, including any delays and/or supply chain disruptions; actions taken by the members of the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia (together with OPEC and other allied producing countries, “OPEC+”) with respect to oil production levels and announcements of potential changes in such levels, including the ability of the OPEC+ countries to agree on and comply with announced supply limitations, which may be exacerbated by military conflict in the Middle East involving Iran and the resumption of sales of previously sanctioned oil from Venezuela and Russia; the impact of central bank policy actions, such as sustained, elevated interest rates in response to, among other things, high rates of inflation, and disruptions in the bank and capital markets; the degree to which consolidation among our customers may affect spending on United States (“U.S.”) drilling and completions activity, including the recent consolidation in the Permian Basin; impacts related to changing U.S. and foreign trade policies, including increased trade restrictions or tariffs; the impact of changes in diplomatic and trade relations, and the results of countermeasures and any tariff mitigation initiatives; changes in safety, health, environmental and other governmental policy and regulation; the enactment or promulgation of new laws or regulations or changes or modifications in existing laws, regulations, rules or governmental policies with respect to taxation; the level of capital spending and access to capital markets by oil and gas companies in response to changes in commodity price or reduced demand; the potential deterioration of our customers’ financial condition, including defaults resulting from actual or potential insolvencies; trends and volatility in oil and gas prices, and our ability to manage through such volatility; the impact of current and future laws, rulings, governmental regulations and policies, including those related to accessing water, disposing of wastewater, transferring produced water, interstate freshwater and produced water transfer, chemicals, carbon pricing, pipeline construction, emissions, hydraulic fracturing, leasing, permitting or drilling on federal lands and various other environmental matters; regional impacts to our business, including our key infrastructure assets within the Permian Basin, the Bakken, and the Haynesville regions; capacity constraints on regional oil, natural gas and water gathering, processing and pipeline systems that result in a slowdown or delay in drilling and completion activity, and thus a decrease in the demand for our services in our core markets; the impact of regulatory and related policy actions by federal, state and/or local governments, such as the Inflation Reduction Act of 2022, which may negatively impact the future production of oil and gas in the U.S., thereby reducing demand for our services; our ability to hire and retain key management and employees, including skilled labor; our access to capital to fund expansions, acquisitions and our working capital needs and our ability to obtain debt or equity financing on satisfactory terms, or at all; our health, safety and environmental performance; the impact of competition on our operations; the degree to which our exploration and production customers may elect to operate their water-management services in-house rather than source these services from companies like us; our level of indebtedness and our ability to comply with covenants contained in our credit facility, the indenture governing our senior notes or future debt instruments; delays or restrictions in obtaining permits by us or our customers; constraints in supply or availability of equipment used in our business; the impact of advances or changes in well-completion technologies or practices that result in reduced demand for our services, either on a volumetric or time basis; changes in global political or economic conditions, generally, and in the markets we serve, including the rate of inflation and potential economic recession; acts of terrorism, war or political or civil unrest in the U.S. or elsewhere, such as the Russia-Ukraine war, the instability and continued hostilities in the Middle East, including military conflict involving Iran and any potential instability in Venezuela; information technology failures or cyberattacks; accidents, weather, natural disasters or other events affecting our business; and the other factors discussed or referenced in the “Risk Factors” section of our most recent Annual Report on Form 10-K and those set forth from time to time in our other filings with the U.S. Securities and Exchange Commission. Investors should not place undue reliance on our forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

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